UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 28, 2020

Pennsylvania Real Estate Investment Trust

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-6300	23-6216339
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square 2005 Market Street, Suite 1000 Philadelphia, Pennsylvania	19103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 875-0700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Beneficial Interest, par value $1.00 per share	PEI	New York Stock Exchange
Series B Preferred Shares, par value $0.01 per share	PEIPrB	New York Stock Exchange
Series C Preferred Shares, par value $0.01 per share	PEIPrC	New York Stock Exchange
Series D Preferred Shares, par value $0.01 per share	PEIPrD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 28, 2020, shareholders of Pennsylvania Real Estate Investment Trust (the “Trust”) approved the amended and restated Pennsylvania Real Estate Investment Trust 2018 Equity Incentive Plan (as so amended and restated, the “Amended and Restated Pennsylvania Real Estate Investment Trust 2018 Equity Incentive Plan,” or the “Plan”) to increase the shares available for issuance under the Plan and to make certain additional changes. The Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and the form of Restricted Share Notice pursuant to which awards under the Plan may be made to non-employee trustees of the Trust is attached as Exhibit 10.2 to this Current Report on Form 8-K.

Item 5.07	Submission Of Matters To A Vote Of Security Holders.

On May 28, 2020, the Trust held its Annual Meeting of Shareholders (the “Annual Meeting”). The following matters were submitted to a vote of shareholders at the Annual Meeting and the voting results were as follows:

1.      The Trust’s shareholders elected the following nominees as trustees, each to hold office until the Annual Meeting of Shareholders to be held in 2021 and until their respective successors have been duly elected and have qualified, by the vote set forth below:

Nominee	Votes For	Withheld	Broker Non-Votes
George J. Alburger, Jr.	28,847,883	2,267,826	30,736,458
Joseph F. Coradino	28,290,518	2,825,191	30,736,458
Michael J. DeMarco	28,312,684	2,803,025	30,736,458
JoAnne A. Epps	28,380,435	2,735,274	30,736,458
Mark E. Pasquerilla	28,220,642	2,895,067	30,736,458
Charles P. Pizzi	28,245,342	2,870,367	30,736,458
John J. Roberts	27,997,122	3,118,587	30,736,458

2.      The Trust’s shareholders approved, on an advisory basis, the Trust’s executive compensation as disclosed in the Proxy Statement, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,894,055	6,334,193	887,461	30,736,458

3.      The Trust’s shareholders approved the Amended and Restated Pennsylvania Real Estate Investment Trust 2018 Equity Incentive Plan, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,708,448	8,473,569	933,692	30,736,458

4.      The Trust’s shareholders ratified the Audit Committee’s selection of KPMG LLP as the Trust’s independent auditor for 2020, as follows:

Votes For	Votes Against	Abstentions
58,772,680	2,661,250	418,237

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Pennsylvania Real Estate Investment Trust 2018 Equity Incentive Plan

10.2	Form of Restricted Share Award Notice under the Amended and Restated Pennsylvania Real Estate Investment Trust 2018 Equity Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

Date: May 28, 2020	By:	/s/ Lisa M. Most
Lisa M. Most
Executive Vice President, Secretary and General Counsel